EXHIBIT 10.36

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

AMENDMENT NO. 1 TO THE SYSTEMS INTEGRATOR AGREEMENT

This Amendment No. 1 (the “Amendment”) to the Systems Integrator Agreement (the “Agreement”), between Cisco Systems, Inc. (“Cisco”), a California corporation having a place of business at 170 West Tasman Drive, San Jose, California, 95134 and ConvergeOne Inc. (“Integrator”), a corporation formed under the laws of Minnesota having its principal place of business at 3344 Highway 149, Eagan, Minnesota, 55121, United States, is entered into as of the date of last signature written below (the “Effective Date”),

Cisco and Integrator previously entered into the Agreement with an Effective Date of 20 June 2016. Cisco and Integrator are now amending the Agreement in the manner stated herein.

The parties therefore agree as follows:

1.	Silver Certification has been discontinued, therefore this Amendment removes all references to Silver Certification from the Agreement, and replaces it with the following sections:

a)	Exhibit A — Integrator’s Certification and Other Requirements shall be removed and replaced by:

Integrator’s Certification and Other Requirements:

As of the Effective Date, and throughout the term of this Agreement in order to maintain eligibility for this Agreement, Integrator shall in the Territory meet certain certification/specialization requirements listed at the following link:

http.//www.cisco.com/web/partners/partner_with_cisco/channel_partner_program/dpp.html

Integrator will maintain a credit-line capacity to support its sales forecast for each [***] period, starting with the Effective Date.

b)	Exhibit B shall be deleted in its entirety and replaced with the attached Exhibit B.

Any terms not defined in this Amendment shall have the meaning stated in the Agreement. Except as modified by this Amendment, all terms and conditions of the Agreement shall remain in full force and effect. In the event of a conflict between the terms and conditions of this Amendment and any terms and conditions of the Agreement, this Amendment will prevail with regard to the subject matter herein.

This Amendment and the Agreement are the complete agreements between the parties and supersede all prior oral and written agreements, representations, warranties and commitments of the parties regarding subject matter herein.

The parties have caused this Amendment to be duly executed. Each party represents that its respective signatories whose signatures appear below have been and are on the date of signature duly authorized to execute this Amendment.

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CONVERGEONE INC. (“Integrator”)	CISCO SYSTEMS, INC. (“Cisco”)

/s/ Paul Maier	/s/ Phil Lozano
Authorized Signature	Authorized Signature

Paul Maier	Phil Lozano
Print Name	Print Name

President, Solutions	Director, Finance
Title	Title

06-27-16	June 30, 2016
Month/Day/Year	Month/Day/Year
Date	Date

APPROVED BY LEGAL

ConvergeOne Amendment No.1 to SIA_ ECLM #107539	Page 2 of 6

Exhibit B

DISCOUNT TERMS AND CONDITIONS

1.0	CERTIFICATION INCENTIVE

Cisco Certified Partner Programs are designed to recognize and reward Partners who achieve the highest expertise in selling, designing, supporting, and servicing Cisco solutions. Certified Partners have completed comprehensive training that ensures a consistently high level of Product knowledge, technical expertise and service capabilities. Integrator’s discount will be set based on the certification level Integrator has been awarded at the time it submits a particular purchase order for Products. The requirements for each certification level are provided in the URLs identified in the following table:

Program	URL
Gold	http://www.cisco.com/web/partners/partner_with_cisco/channel_partner_program/re sale/specializations/gold.html
Premier	http://www.cisco.comiweb/partners/partner_with_cisco/channel_partner_program/re sale/specializations/premier.html
Select	http://www.cisco.com/web/partners/partner_with_cisco/channel_partner_program/re sale/specializations/select html

Partner must comply with the requirements of a particular Program as outlined in the information provided at the associated URL in order to achieve and retain all program benefits, including any associated increase in discount.

Integrator’s participation in a particular certification Program may be subject to additional requirements, including compliance with Program audit requirements. Certification requires the submission of an electronic application. The application and program transition guidelines are available at:

www.cisco.com/csapp/.

Certifications are granted by country, and discount points attributable to certification will be provided based on the country specified in point of sale information provided by Integrator at time of order. Cisco may designate larger geographical areas in which certifications are effective. Such multi-national areas will be identified by Cisco to Integrator at: http://www.cisco.com/web/partners/pr11/pr8/pr27/partners_pgm_multinational.html.

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2.0	DISCOUNT MATRICES

Upon execution of the Agreement, Integrator will be provided access to a restricted web page describing the resale discount to which Integrator is entitled depending upon Integrator’s certification level. The web page is available at http://www.cisco.com/web/partners/partner_with_cisco/channel_partner_program/certification_discount.ht ml.

Note: Cisco reserves the right to introduce future Product families at different discounts. Cisco will notify Integrator in writing (including by posting on CCO) at least thirty (30) days prior to the introduction of such a new family of Products.

3.0	INTERNET COMMERCE/POINT OF SALE REPORTING

Integrator shall submit electronically complete Point of Sale information with each of its Resales of Products under this Agreement_

POS information is submitted electronically when Integrator uses IC or EDI (Electronic Data Interchange) technology in a format agreed in advance with Cisco to submit orders electronically.

POS information shall include the following:

A.	Integrator’s Purchase Order number.

B	Cisco’s Product name and number.

C	The following information:

(1) Ship-To

Name

Address (street, city, state, zip)

(2) Bill-To

Name

Address (street, city, state, zip)

(3) Install Site

Name

Address (street, city, state, zip)

Contact person (name, email, phone number)

(4) End User

Name

Address (street, city, state, zip)

Contact person (name, email, phone number)

NOTE: A Post Office Box is not a valid value for address information and will be rejected.

Cisco will have the right to verify all POS information provided. Integrator shall provide Cisco with reasonable proof (shippers’ documentation, invoices, etc.) confirming the information on Cisco’s written request.

In the event Integrator does not provide POS information at the time of order entry, Integrator shall prepare such information in an electronic format as specified by Cisco and forward such POS information to Cisco within seven (7) days following the submission of an Order. Integrator shall include all information that is set forth above under “IC/POS”. Cisco will have the right to verify the information in such reports and may request, and Integrator shall provide, reasonable proof (shippers’ documentation, invoices, etc.) confirming the information.

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Such reports shalt be sent to the following e-mail address: us1_tier_pos@cisco.com or such other address as Cisco may specify.

4.0	INTERNAL USE DISCOUNT

The discount level at which Integrator is entitled to purchase Products for Internal Use will be made available to Integrator at:

http://www.cisco.com/web/partners/partner_with_cisco/channel_partner_program/certification_discount.ht ml.

5.0	DEMONSTRATION/EVALUATION/LAB PRODUCT DISCOUNT

To assist Integrator in its sales and marketing efforts, Integrator will be entitled to a discount for its purchases of demonstration, evaluation, and lab equipment (collectively the “Lab Discount”). Upon execution of the Agreement, the Lab Discount to which Integrator is entitled shall be provided at: http://www.cisco.com/web/partners/partner with cisco/channel partner program/certification discount.ht ml.

This discount may be applied to a maximum total value of Cisco Products as follows (the “Lab Discount Limitations”):

Integrator’s Certification Level	Maximum total value of Cisco Products*/ Integrator may purchase using the Lab Discount
Gold	[***] in any [***] period.
Premier	[***] in any [***] period.

*/ Based on the Price List of Products purchased by Integrator from Cisco.

Integrator may only use Products purchased with its Lab Discount for demonstration, evaluation, or lab purposes. Except to the extent permitted by Applicable Law, any Software received with or for such Products may not be distributed further, and, notwithstanding any other provision of this Agreement, all Software for such Products is licensed to Integrator solely for its use for demonstration, evaluation or lab purposes.

In the event that a particular Cisco certification, specialization, or Advanced Technology Provider program in which Integrator participates requires the purchase of additional demonstration, evaluation, or lab Products, then, notwithstanding the dollar caps referenced in the matrix above, integrator may apply its Lab Discount to the purchase of such required Products.

6.0	PRICE DEVIATIONS

With respect to additional discounts granted to Integrator for Integrator’s Resale to one or more specific End Users in accordance with Section 3 of the Agreement (Prices), Integrator will receive a valid deal identification number (“Deal ID”) from a Cisco Sales Representative. The Integrator must place the Deal ID in the appropriate field in Cisco’s Ordering Tool, Ariba and/or ICS-XML interface, For an Integrator with no specific Deal ID field in their XML interface or Ariba Solution, a Deal ID must be provided to Cisco either by electronic submission at the time of order. A valid Purchase Order must be placed within five (5) business days of the granting of the additional discount, or the Purchase Order will be subject to cancellation.

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Integrator may submit the Deal ID in the notes fields on Purchase Orders when using ICS-XML as an order submission method.

7.0	NON-VALUE ADDED DISCOUNT

In the event that Cisco determines in its sole discretion that Integrator is selling Products without significant Added Value, the total discount for any such no-value added opportunity will be reduced. Upon execution of this Agreement, the Non-Value Added Discount to which Integrator is entitled depending upon Integrator’s certification level shall be made available at http://www.cisco.com/web/partners/partner_with_cisco/channel_partner_program/certification_discount.ht ml.

This remedy is without prejudice to, and is in addition to, all other rights and remedies available to Cisco. Purchases and Resales of Products Integrator makes within the Territory to other resellers of Products that are purchasing for purposes of Resale will be presumed to be sales made without significant Added Value, and will be subject to the Non-Value Added Discount provided for in this Section 7 unless Cisco provides written consent in advance.

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